Exhibit 10.60

EXECUTION VERSION

THIRD AMENDED AND RESTATED VOTING AGREEMENT

THIS THIRD AMENDED AND RESTATED VOTING AGREEMENT (this “Agreement”) is made and entered into as of March 2, 2021, by and among Caribou Biosciences, Inc., a Delaware corporation (the “Company”), PFM Health Sciences, LP, each holder of the Company’s Series A Preferred Stock, $0.0001 par value per share (“Series A Preferred Stock”), each holder of the Company’s Series A-1 Preferred Stock, $0.0001 par value per share (“Series A-1 Preferred Stock”), each holder of the Company’s Series B Preferred Stock, $0.0001 par value per share (the “Series B Preferred Stock”), each holder of the Company’s Series C Preferred Stock, $0.0001 par value per share (the “Series C Preferred Stock;” and referred to herein collectively with the Series A Preferred Stock, the Series A-1 Preferred Stock, and the Series B Preferred Stock, the “Preferred Stock”), listed on Schedule A (together with any subsequent investors, or transferees, who become parties hereto as “Investors” pursuant to Sections 6.1(a) or 6.2 below, the “Investors”) and those certain stockholders of the Company and holders of options to acquire shares of the capital stock of the Company listed on Schedule B (together with any subsequent stockholders or option holders, or any transferees, who become parties hereto as “Key Holders” pursuant to Sections 6.1(b) or 6.2 below, the “Key Holders”, and together collectively with the Investors, the “Stockholders”).

RECITALS

A. The Company, certain of the Investors, and the Key Holders previously entered into a Second Amended and Restated Voting Agreement, dated as of May 12, 2016 (the “Prior Agreement”), in connection with the purchase of shares of Series B Preferred Stock by certain of the Investors and desire to amend and restate the Prior Agreement as set forth herein.

B. Concurrently with the execution of this Agreement, the Company and certain of the Investors are entering into a Series C Preferred Stock Purchase Agreement (the “Purchase Agreement”) providing for the sale of shares of Series C Preferred Stock.

C. The Fourth Amended and Restated Certificate of Incorporation of the Company (the “Restated Certificate”) provides that (a) the holders of the Series C Preferred Stock, voting as a separate class, shall be entitled to elect two (2) directors of the Company (the “Series C Preferred Directors”), (b) the holders of Series A Preferred Stock, Series A-1 Preferred Stock and Series B Preferred Stock, voting together as a single separate class, on an as-converted to Common Stock basis, shall be entitled to elect one (1) director of the Company (the “Series A/A-1/B Preferred Director” and together with the Series C Preferred Directors then in office, the “Preferred Directors”, and each of them, a “Preferred Director”), (c) the holders of the shares of Common Stock, voting as a separate class, shall be entitled to elect one (1) director of the Company, and (d) the holders of the shares of Common Stock and the holders of the shares of Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, shall be entitled to elect the balance of the total number of directors of the Company.

D. The Company desires to induce certain of the Investors to enter into the Purchase Agreement by amending and restating the Prior Agreement in its entirety as set forth herein, and the parties hereto desire to set forth herein their agreements and understandings with respect to how shares of the Company’s capital stock held by them will be voted or tendered in connection with, an acquisition of the Company and in connection with an increase in the number of shares of Common Stock required to provide for the conversion of the Preferred Stock.

NOW, THEREFORE, the parties agree as follows:

1. Voting Provisions Regarding Board of Directors.

1.1. Size of the Board. Each Stockholder agrees to vote, or cause to be voted, all Shares (as defined below) owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that the size of the Board of Directors of the Company (the “Board”) shall be set and remain at seven (7) directors. For purposes of this Agreement, the term “Shares” shall mean and include any securities of the Company the holders of which are entitled to vote for members of the Board, including without limitation, all shares of Common Stock, Series A Preferred Stock, Series A-1 Preferred Stock, Series B Preferred Stock, and Series C Preferred Stock, by whatever name called, now owned or subsequently acquired by a Stockholder, however acquired, whether through stock splits, stock dividends, reclassifications, recapitalizations, similar events or otherwise.

1.2. Board Composition. Each Stockholder agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that at each annual or special meeting of stockholders at which an election of directors is held or pursuant to any written consent of the stockholders, the following natural persons shall be elected to the Board:

(a) One (1) person elected by a majority in interest of the holders of the Series A Preferred Stock, the Series A-1 Preferred Stock and the Series B Preferred Stock, voting together as a single class on an as-converted to Common Stock basis (the “Series A/A-1/B Designee”), who shall be designated by F-Prime Capital Partners Healthcare Fund IV LP (“F-Prime”) for so long as F-Prime and its Affiliates (as defined below) continue to own beneficially at least 1,019,692 of the shares of Common Stock of the Company (including shares of Common Stock issued or issuable upon conversion of the Series A-1 Preferred Stock), which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like. The Series A/A-1/B Designee shall initially be Robert Weisskoff;

(b) Two (2) persons elected by the holders of a majority of the shares of Series C Preferred Stock outstanding, voting as a single class (i) one of whom (the “PFM Series C Designee”) shall be designated by PFM Health Sciences, LP and its Affiliate funds (“PFM”) for so long as PFM continues to own beneficially at least 231,790 shares of Series C Preferred Stock (including shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock), which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like, and (ii) one of whom (the “Ridgeback Series C Designee;” the Ridgeback Designee and the PFM Designee are collectively referred to herein as the “Series C Designees”) shall be designated by RIDGEBACK CAPITAL INVESTMENTS LP (“Ridgeback”) for so long as Ridgeback and its Affiliate funds continue to own beneficially at least 231,790 shares of Series C Preferred Stock (including shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock), which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like; provided, however, that if either PFM and/or Ridgeback is no longer entitled to designate a Series C Designee as provided in this sentence, then Zone III Healthcare Holdings, LLC (“Farallon”) shall be entitled to designate the Series C Designee that otherwise would have been designated by PFM and/or Ridgeback (as the case may be) provided that Farallon and its Affiliate funds owns beneficially as of the date Farallon’s right to designate a Series C Designee becomes effective hereunder, and thereafter Farallon and its Affiliate funds continue to own beneficially, at least 231,790 shares of Series C Preferred Stock (including shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock), which number is subject to appropriate adjustment for all stock splits, dividends, combinations, recapitalizations and the like. The PFM Series C Designee shall initially be Santhosh Palani; and the Ridgeback Series C Designee shall initially be Jeffrey Long-McGie;

(c) One (1) person elected by the holders of a majority of the shares of Common Stock outstanding (the “Common Designee”), which Common Designee shall be the Company’s Chief Executive Officer, who shall initially be Rachel E. Haurwitz (the “CEO Director”), provided that if for any reason the CEO Director shall cease to serve as the Chief Executive Officer of the Company, each of the Stockholders shall promptly vote their respective Shares (i) to remove the former Chief Executive Officer from the Board if such person has not resigned as a member of the Board and (ii) to elect such person’s replacement as Chief Executive Officer of the Company as the new CEO Director; and

(d) Three (3) independent persons with experience in the life sciences field who are not affiliated with the Company or any Investor, which persons shall be elected by the holders of a majority of the shares of Common Stock and the Preferred Stock outstanding, voting together as a single class on an as-converted to Common Stock basis (the “Independent Directors”), and shall initially be designated by management of the Company and approved by a majority of the Preferred Directors. The Independent Directors shall initially be Natalie Sacks with two (2) initial vacancies in the seats allocated for Independent Directors. After an Independent Director

shall initially be elected or appointed for a seat, any re-elections, substitutions or replacements for that seat shall be designees proposed by management of the Company and approved by a majority of the remaining Board members (including the remaining sitting Independent Directors).

To the extent that any of clauses (a) through (d) above shall not be applicable, any member of the Board who would otherwise have been designated in accordance with the terms thereof shall instead be voted upon by all the stockholders of the Company entitled to vote thereon in accordance with, and pursuant to, the Company’s Restated Certificate.

For purposes of this Agreement, an individual, firm, corporation, partnership, association, limited liability company, trust or any other entity (collectively, a “Person”) shall be deemed an “Affiliate” of another Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, limited partner, member, manager, managing member, employee, officer or director of such Person or any venture capital fund now or hereafter existing that is controlled by one or more general partners or managing members of, or is under common investment management with or shares the same management company with, such Person. For purposes of this definition, the term “control” when used with respect to any Person shall mean the power to direct the management or policies of such Person, directly or indirectly, whether through ownership of voting securities, by contract or otherwise, and the terms “controlling” and “controlled” shall have meanings correlative to the foregoing.

1.3. Failure to Designate a Board Member. In the absence of any designation from the Persons or groups with the right to designate a director as specified above, the director previously designated by them and then serving shall be reelected if willing and eligible to serve; otherwise such Board seat shall remain vacant until otherwise filled as provided above.

1.4. Removal of Board Members. Each Stockholder also agrees to vote, or cause to be voted, all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to ensure that:

(a) no director elected pursuant to Section 1.2(a), (b) or (d) or Section 1.3 of this Agreement may be removed from office unless (i) such removal is directed or approved by (A) in the case of Section 1.2(a) or (b), the affirmative vote of the Person(s) entitled under Section 1.2(a) or (b), as the case may be, to designate such director or (B) in the case of Section 1.2(d), a majority of the other Board members; and (ii) the Person(s) originally entitled to designate or approve such director or occupy such Board seat pursuant to Section 1.2 (a), (b) or (d) is no longer so entitled to designate or approve such director or occupy such Board seat;

(b) any vacancies created by the resignation, removal or death of a director elected pursuant to Sections 1.3 or 1.4 shall be filled pursuant to the provisions of this Section 1; and

(c) upon the request of any party or parties entitled to designate a director as provided in Section 1.2(a) and Section 1.2(b) and to remove an Independent Director pursuant Section 1.4(a)(i)(B), in each case to remove such director, such director shall be removed.

All Stockholders agree to execute any written consents required to perform the obligations of this Agreement, and the Company agrees at the request of any party entitled to designate directors to call a special meeting of stockholders for the purpose of electing directors.

1.5. No Liability for Election of Recommended Directors. No Stockholder, nor any Affiliate of any Stockholder, shall have any liability as a result of designating a person for election as a director for any act or omission by such designated person in his or her capacity as a director of the Company, nor shall any Stockholder have any liability as a result of voting for any such designee in accordance with the provisions of this Agreement.

1.6. No “Bad Actor” Designees. Each Person with the right to designate or participate in the designation of a director as specified above hereby represents and warrants to the Company that, to such Person’s knowledge, none of the “bad actor” disqualifying events described in Rule 506(d)(1)(i)-(viii) promulgated under the

Securities Act of 1933, as amended (the “Securities Act”) (each, a “Disqualification Event”), is applicable to such Person’s initial designee named above except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Any director designee to whom any Disqualification Event is applicable, except for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable, is hereinafter referred to as a “Disqualified Designee”. Each Person with the right to designate or participate in the designation of a director as specified above hereby covenants and agrees (A) not to designate or participate in the designation of any director designee who, to such Person’s knowledge, is a Disqualified Designee and (B) that in the event such Person becomes aware that any individual previously designated by any such Person is or has become a Disqualified Designee, such Person shall as promptly as practicable take such actions as are necessary to remove such Disqualified Designee from the Board and designate a replacement designee who is not a Disqualified Designee.

2. Vote to Increase Authorized Common Stock. Each Stockholder agrees to vote or cause to be voted all Shares owned by such Stockholder, or over which such Stockholder has voting control, from time to time and at all times, in whatever manner as shall be necessary to increase the number of authorized shares of Common Stock from time to time to ensure that there will be sufficient shares of Common Stock available for conversion of all of the shares of Preferred Stock outstanding at any given time.

3. Drag-Along Right.

3.1. Definitions. A “Sale of the Company” shall mean: (a) a transaction or series of related transactions in which a Person, or a group of related Persons, acquires from stockholders of the Company shares representing more than a majority of the outstanding voting power of the Company (a “Stock Sale”); (b) a SPAC Transaction (as defined in the Restated Certificate) or (c) a transaction that qualifies as a “Deemed Liquidation Event” as defined in the Restated Certificate.

3.2. Actions to be Taken. In the event that (a) the holders of a majority of the Preferred Stock, voting together as a single class on an as-converted to Common Stock basis (collectively, the “Selling Investors”), (b) the Board, and (c) if the Sale of the Company is a SPAC Transaction that is not a Qualified SPAC Transaction (as defined in the Restated Certificate), the holders of at least two-thirds (2/3rds) of the outstanding shares of Series C Preferred Stock, voting separately as a single class, approve a Sale of the Company in writing, specifying that this Section 3 shall apply to such transaction, then each Stockholder and the Company hereby agree:

(a) if such transaction requires stockholder approval, with respect to all Shares that such Stockholder owns or over which such Stockholder otherwise exercises voting power, to vote (in person, by proxy or by action by written consent, as applicable) all Shares in favor of, and adopt, such Sale of the Company (together with any related amendment to the Restated Certificate required in order to implement such Sale of the Company) and to vote in opposition to any and all other proposals that could reasonably be expected to delay or impair the ability of the Company to consummate such Sale of the Company;

(b) if such transaction is a Stock Sale, to sell the same proportion of shares of capital stock of the Company beneficially held by such Stockholder as is being sold by the Selling Investors to the Person to whom the Selling Investors propose to sell their Shares, and, except as permitted in Section 3.3 below, on the same terms and conditions as the Selling Investors;

(c) to execute and deliver all related documentation and take such other action in support of the Sale of the Company as shall reasonably be requested by the Company or the Selling Investors in order to carry out the terms and provision of this Section 3, including without limitation executing and delivering instruments of conveyance and transfer, and any purchase agreement, merger agreement, indemnity agreement, escrow agreement, consent, waiver, governmental filing, share certificates duly endorsed for transfer (free and clear of impermissible liens, claims and encumbrances) and any similar or related documents;

(d) not to deposit, and to cause their Affiliates not to deposit, except as provided in this Agreement, any Shares of the Company owned by such party or Affiliate in a voting trust or subject any Shares to any arrangement or agreement with respect to the voting of such Shares, unless specifically requested to do so by the acquiror in connection with the Sale of the Company;

(e) to refrain from exercising any dissenters’ rights or rights of appraisal under applicable law at any time with respect to such Sale of the Company;

(f) if the consideration to be paid in exchange for the Shares pursuant to this Section 3 includes any securities and due receipt thereof by any Stockholder would require under applicable law (x) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities or (y) the provision to any Stockholder of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Stockholder in lieu thereof, against surrender of the Shares which would have otherwise been sold by such Stockholder, an amount in cash equal to the fair value (as determined in good faith by the Company) of the securities which such Stockholder would otherwise receive as of the date of the issuance of such securities in exchange for the Shares; and

(g) in the event that the Selling Investors, in connection with such Sale of the Company, appoint a stockholder representative (the “Stockholder Representative”) with respect to matters affecting the Stockholders under the applicable definitive transaction agreements following consummation of such Sale of the Company, (x) to consent to (i) the appointment of such Stockholder Representative, (ii) the establishment of any applicable escrow, expense or similar fund in connection with any indemnification or similar obligations, and (iii) the payment of such Stockholder’s pro rata portion (from the applicable escrow or expense fund or otherwise) of any and all reasonable fees and expenses to such Stockholder Representative in connection with such Stockholder Representative’s services and duties in connection with such Sale of the Company and its related service as the representative of the Stockholders, and (y) not to assert any claim or commence any suit against the Stockholder Representative or any other Stockholder with respect to any action or inaction taken or failed to be taken by the Stockholder Representative in connection with its service as the Stockholder Representative, absent fraud or willful misconduct.

3.3. Exceptions. Notwithstanding the foregoing, a Stockholder will not be required to comply with Section 3.2 above in connection with any proposed Sale of the Company (the “Proposed Sale”) unless:

(a) any representations and warranties to be made by such Stockholder in connection with the Proposed Sale are limited to representations and warranties related to authority, ownership and the ability to convey title to such Shares, including but not limited to representations and warranties that (i) the Stockholder holds all right, title and interest in and to the Shares such Stockholder purports to hold, free and clear of all liens and encumbrances, (ii) the obligations of the Stockholder in connection with the transaction have been duly authorized, if applicable, (iii) the documents to be entered into by the Stockholder have been duly executed by the Stockholder and delivered to the acquirer and are enforceable against the Stockholder in accordance with their respective terms and (iv) neither the execution and delivery of documents to be entered into by such Stockholder in connection with the transaction, nor the performance of such Stockholder’s obligations thereunder, will cause a breach or violation of the terms of any agreement to which such Stockholder is a party, or any law or judgment, order or decree of any court or governmental agency that applies to such Stockholder;

(b) the Stockholder shall not be liable for the inaccuracy of any representation or warranty made by any other Person in connection with the Proposed Sale, other than the Company (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties and covenants provided by all stockholders);

(c) the liability for indemnification, if any, of such Stockholder in the Proposed Sale and for the inaccuracy of any representations and warranties made by the Company in connection with such Proposed Sale, is several and not joint with any other Person (except to the extent that funds may be paid out of an escrow established to cover breach of representations, warranties and covenants of the Company as well as breach by any stockholder of any of identical representations, warranties, and covenants provided by all stockholders), and, subject to the provisions of the Restated Certificate related to the allocation of the escrow, is pro rata in proportion to, and does not exceed, the amount of consideration paid to such Stockholder in connection with such Proposed Sale;

(d) liability shall be limited to such Stockholder’s applicable share (determined based on the respective proceeds payable to each Stockholder in connection with such Proposed Sale in accordance with the provisions of the Restated Certificate) of a negotiated aggregate indemnification amount that applies equally to all Stockholders but that in no event exceeds the amount of consideration paid to such Stockholder in connection with such Proposed Sale, except with respect to claims related to fraud by such Stockholder, the liability for which need not be limited as to such Stockholder;

(e) upon the consummation of the Proposed Sale, (i) each holder of each class or series of the Company’s stock will receive the same form of consideration for their shares of such class or series as is received by other holders in respect of their shares of such same class or series of stock, (ii) each holder of a series of Preferred Stock will receive the same amount of consideration per share of such series of Preferred Stock as is received by other holders in respect of their shares of such same series, (iii) each holder of Common Stock will receive the same amount of consideration per share of Common Stock as is received by other holders in respect of their shares of Common Stock, and (iv) the aggregate consideration receivable by all holders of the Preferred Stock and Common Stock shall be allocated among the holders of Preferred Stock and Common Stock on the basis of the relative liquidation preferences to which the holders of each respective series of Preferred Stock and the holders of Common Stock are entitled in a Deemed Liquidation Event (assuming for this purpose that the Proposed Sale is a Deemed Liquidation Event) in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale, unless the holders of at least a majority of the Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, elect to not treat such event as a Deemed Liquidation Event by written notice given to the Company at least ten (10) days prior to the effective date of such Proposed Sale; provided, however, that, notwithstanding the foregoing, (A) the election to not treat such event as a Deemed Liquidation Event shall not apply to (1) the Series B Preferred Stock unless such electing holders include the holders of a majority of the outstanding Series B Preferred Stock, voting or consenting together as a single class, in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale, or (2) the Series C Preferred Stock unless such electing holders include the holders of at least two-thirds (2/3rds) of the outstanding Series C Preferred Stock, voting or consenting together as a single class, in accordance with the Company’s Certificate of Incorporation in effect immediately prior to the Proposed Sale, or (B) if the consideration to be paid in exchange for a Key Holder’s Shares or an Investor’s Shares, as applicable, pursuant to this Section 3.3(e) includes any securities and due receipt thereof by such Key Holder or Investor would require under applicable law (x) the registration or qualification of such securities or of any Person as a broker or dealer or agent with respect to such securities or (y) the provision to such Key Holder or Investor of any information other than such information as a prudent issuer would generally furnish in an offering made solely to “accredited investors” as defined in Regulation D promulgated under the Securities Act, the Company may cause to be paid to any such Key Holder or Investor in lieu thereof, against surrender of such Key Holder’s Shares or such Investor’s Shares, as applicable, which would have otherwise been sold by such Key Holder or Investor, an amount in cash equal to the fair value (as determined in good faith by the Board) of the securities which such Key Holder or Investor would otherwise receive as of the date of the issuance of such securities in exchange for such Key Holder’s Shares or such Investor’s Shares, as applicable;

(f) subject to clause (e) above, requiring the same form of consideration to be available to the holders of any single class or series of capital stock, if any holders of any capital stock of the Company are given an option as to the form and amount of consideration to be received as a result of the Proposed Sale, all holders of such capital stock will be given the same option; provided, however, that nothing in this Section 3.3(f) shall entitle any holder to receive any form of consideration that such holder would be ineligible to receive as a result of such holder’s failure to satisfy any condition, requirement or limitation that is generally applicable to the Company’s stockholders; and

(g) the Stockholder is not required to agree (unless such Stockholder is a Company officer or employee) to any restrictive covenant in connection with the Proposed Sale (including, without limitation, any covenant not to compete or covenant not to solicit customers, employees or suppliers of any party to the Proposed Sale) or any release of claims other than a release in customary form of claims arising solely in such Stockholder’s capacity as a stockholder of the Company.

3.3A Strategic Investor Exception. Notwithstanding anything in Section 3.2 to the contrary, no Strategic Investor will be required to comply with Section 3.2 above in connection with any Proposed Sale unless such

Strategic Investor shall not be required to amend, extend or terminate (x)(i) with respect to AbbVie Inc. and its Affiliates (“AbbVie”), that certain Collaboration and License Agreement, dated as of February 9, 2021, by and between AbbVie Manufacturing Management Unlimited Company and the Company, (ii) with respect to Genus plc (“Genus”), that certain Research Collaboration and License Agreement, dated May 12, 2016, as amended, between the Company and Genus plc and its Affiliates, including all entities within the Agroceres PIC joint venture in Latin America and within the Besun joint venture in China, (iii) with respect to Corteva, the Amended and Restated Collaboration and License Agreement, dated July 13, 2015, as amended, by and between Pioneer Hi-Bred International, Inc. (a member of the Corteva Agriscience group of companies; “Corteva”) and the Company, or (iv) with respect to Novartis, that certain Research Collaboration and License Agreement, dated December 2, 2014, as amended, by and between Novartis Institutes for BioMedical Research, Inc. (“Novartis”) and the Company, as any of the foregoing may be amended, modified or supplemented, or (y) any other commercial contracts with the Company, the acquirer or their respective Affiliates. For purposes of this Section 3.3A, “Strategic Investor” shall mean any one of AbbVie, Genus plc, Corteva, and Novartis.

3.4. Restrictions on Sales of Control of the Company. No Stockholder shall be a party to any Stock Sale unless all holders of Preferred Stock are allowed to participate in such transaction and the consideration received pursuant to such transaction is allocated among the parties thereto in the manner specified in the Company’s Certificate of Incorporation in effect immediately prior to the Stock Sale (as if such transaction were a Deemed Liquidation Event), unless the holders of at least a majority of the Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, elect to not treat such event as a Deemed Liquidation Event by written notice given to the Company at least ten (10) days prior to the effective date of such Stock Sale; provided, however, the election to not treat such event as a Deemed Liquidation Event shall not apply to (a) the Series B Preferred Stock unless such electing holders include the holders of a majority of the outstanding Series B Preferred Stock, voting or consenting together as a single class, in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such Stock Sale, or (b) the Series C Preferred Stock unless such electing holders include the holders of at least two-thirds (2/3rds) of the outstanding Series C Preferred Stock, voting or consenting together as a single class, in accordance with the Company’s Certificate of Incorporation in effect immediately prior to such Stock Sale.

4. Remedies.

4.1. Covenants of the Company. The Company agrees to use its commercially reasonable efforts, within the requirements of applicable law, to ensure that the rights granted under this Agreement are effective and that the parties enjoy the benefits of this Agreement. Such actions include, without limitation, the use of the Company’s commercially reasonable efforts to cause the nomination and election of the directors as provided in this Agreement.

4.2. Irrevocable Proxy and Power of Attorney. Each party to this Agreement hereby constitutes and appoints as the proxies of the party and hereby grants a power of attorney to the President of the Company, with respect to the matters set forth in Section 1.2, the party entitled to designate the director in question and a designee of the Selling Investors, and each of them, with full power of substitution, with respect to the matters set forth herein, including without limitation, election of persons as members of the Board in accordance with Section 1 hereto, votes to increase authorized shares pursuant to Section 2 hereof and votes regarding any Sale of the Company pursuant to Section 3 hereof, and hereby authorizes each of them to represent and to vote, if and only if the party (i) fails to vote or (ii) attempts to vote (whether by proxy, in person or by written consent), in a manner which is inconsistent with the terms of this Agreement, all of such party’s Shares in favor of the election of persons as members of the Board determined pursuant to and in accordance with the terms and provisions of this Agreement or the increase of authorized shares or approval of any Sale of the Company pursuant to and in accordance with the terms and provisions of Sections 1, 2 and 3, respectively, of this Agreement or to take any action necessary to effect Sections 1, 2 and 3, respectively, of this Agreement. Each of the proxy and power of attorney granted pursuant to the immediately preceding sentence is given in consideration of the agreements and covenants of the Company and the parties in connection with the transactions contemplated by this Agreement and, as such, each is coupled with an interest and shall be irrevocable unless and until this Agreement terminates or expires pursuant to Section 5 hereof. Each party hereto hereby revokes any and all previous proxies or powers of attorney with respect to the Shares and shall not hereafter, unless and until this Agreement terminates or expires pursuant to Section 5 hereof, purport to grant any other proxy or power of attorney with respect to any of the Shares, deposit any of the Shares into a voting trust or enter into any agreement

(other than this Agreement), arrangement or understanding with any Person, directly or indirectly, to vote, grant any proxy or give instructions with respect to the voting of any of the Shares, in each case, with respect to any of the matters set forth herein.

4.3. Specific Enforcement. Each party acknowledges and agrees that each party hereto will be irreparably damaged in the event any of the provisions of this Agreement are not performed by the parties in accordance with their specific terms or are otherwise breached. Accordingly, it is agreed that each of the Company and the Stockholders shall be entitled to an injunction to prevent breaches of this Agreement, and to specific enforcement of this Agreement and its terms and provisions in any action instituted in any court of the United States or any state having subject matter jurisdiction.

4.4. Remedies Cumulative. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

5. Term. This Agreement shall be effective as of the date hereof and shall continue in effect until and shall terminate upon the earliest to occur of (a) the consummation of the Company’s first underwritten public offering of its Common Stock (other than a registration statement relating either to the sale of securities to employees of the Company pursuant to its stock option, stock purchase or similar plan or an SEC Rule 145 transaction); (b) the consummation of a Sale of the Company and distribution of proceeds to or escrow for the benefit of the Stockholders in accordance with the Restated Certificate, provided that the provisions of Section 3 hereof will continue after the closing of any Sale of the Company to the extent necessary to enforce the provisions of Section 3 with respect to such Sale of the Company; (c) the consummation of a SPAC Transaction; and (d) termination of this Agreement in accordance with Section 6.8 below.

6. Miscellaneous.

6.1. Additional Parties.

(a) Notwithstanding anything to the contrary contained herein, if the Company issues additional shares of Series C Preferred Stock after the date hereof, as a condition to the issuance of such shares, the Company shall require that any purchaser of Series C Preferred Stock become a party to this Agreement by executing and delivering (i) the Adoption Agreement attached to this Agreement as Exhibit A, or (ii) a counterpart signature page hereto agreeing to be bound by and subject to the terms of this Agreement as an Investor and Stockholder hereunder. In either event, each such Person shall thereafter be deemed an Investor and Stockholder for all purposes under this Agreement.

(b) In the event that after the date of this Agreement, the Company enters into an agreement with any Person to issue shares of capital stock to such Person (other than to a purchaser of Preferred Stock described in Section 6.1(a) above), following which such Person shall hold Shares constituting one percent (1%) or more of the Company’s then outstanding capital stock (treating for this purpose all shares of Common Stock issuable upon exercise of or conversion of outstanding options, warrants or convertible securities, as if exercised and/or converted or exchanged), then the Company shall cause such Person, as a condition precedent to entering into such agreement, to become a party to this Agreement by executing an Adoption Agreement in the form attached hereto as Exhibit A, agreeing to be bound by and subject to the terms of this Agreement as a Stockholder and thereafter such Person shall be deemed a Stockholder for all purposes under this Agreement.

6.2. Transfers. Each transferee or assignee of any Shares subject to this Agreement shall continue to be subject to the terms hereof, and, as a condition precedent to the Company’s recognizing such transfer, each transferee or assignee shall agree in writing to be subject to each of the terms of this Agreement by executing and delivering an Adoption Agreement substantially in the form attached hereto as Exhibit A. Upon the execution and delivery of an Adoption Agreement by any transferee, such transferee shall be deemed to be a party hereto as if such transferee were the transferor and such transferee’s signature appeared on the signature pages of this Agreement and shall be deemed to be an Investor and Stockholder, or Key Holder and Stockholder, as applicable. The Company shall not permit the transfer of the Shares subject to this Agreement on its books or issue a new certificate representing any such Shares unless and until such transferee shall have complied with the terms of this Section 6.2. Each certificate representing the Shares subject to this Agreement if issued on or after the date of this Agreement shall be endorsed by the Company with the legend set forth in Section 6.12.

6.3. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

6.4. Governing Law. This Agreement and any controversy arising out of or relating to this Agreement shall be governed by and construed in accordance with the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the State of Delaware, without regard to its principles of conflicts of laws.

6.5. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

6.6. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

6.7. Notices.

(a) All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt or: (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on Schedule A or Schedule B hereto, or to such email address, facsimile number or address as subsequently modified by written notice given in accordance with this Section 6.7. If notice is given to the Company, it shall be sent to Caribou Biosciences, Inc., 2929 7th Street, Suite 105, Berkeley, CA 94710, email: legalnotices@cariboubio.com, Attention: Chief Legal Officer; and a copy (which shall not constitute notice) shall also be sent to Reed Smith LLP, 1901 Avenue of the Stars, Suite 700, Los Angeles, California 90067, email amukhey@reedsmith.com, Attention: Ashok Mukhey, Esq., and if notice is given to Investors, a copy shall also be given to such counsel as may appear with such Investors’ address on Schedule A hereto.

(b) Each Investor and Key Holder consents to the delivery of any stockholder notice pursuant to the Delaware General Corporation Law (the “DGCL”), as amended or superseded from time to time, or under this Agreement by electronic transmission pursuant to Section 232 of the DGCL (or any successor thereto) at the email address set forth below such Investor’s or Key Holder’s name on the Schedules hereto, as updated from time to time by notice to the Company or as on the books of the Company. Each Investor and Key Holder agrees to promptly notify the Company of any change in its email address, and the failure to do so shall not affect the foregoing.

6.8. Consent Required to Amend, Terminate or Waive. This Agreement may be amended or terminated and the observance of any term hereof may be waived (either generally or in a particular instance and either retroactively or prospectively) only by a written instrument executed by (a) the Company; (b) the Key Holders holding a majority of the shares of Common Stock then held by the Key Holders who are then employed by the Company; and (c) the holders of at least a majority of the shares of Common Stock issued or issuable upon conversion of the shares of Preferred Stock held by the Investors (voting as a single class and on an as-converted to Common Stock basis). Notwithstanding the foregoing:

(a) this Agreement may not be amended or terminated and the observance of any term of this Agreement may not be waived with respect to any Investor or Key Holder without the written consent of such Investor or Key Holder unless such amendment, termination or waiver applies to all Investors or Key Holders, as the case may be, in the same fashion;

(b) the consent of the Key Holders shall not be required for any amendment or waiver if such amendment or waiver either (A) is not applicable to the rights of the Key Holders hereunder or (B) does not adversely affect the rights of the Key Holders in a manner that is different than the effect on the rights of the other parties herein;

(c) Schedule A hereto may be amended by the Company from time to time in accordance with Section 1.3 of the Purchase Agreement to add information regarding Additional Purchasers (as defined in the Purchase Agreement) without the consent of the other parties hereto;

(d) any provision hereof may be waived by the waiving party on such party’s own behalf, without the consent of any other party;

(e) (i) Section 1.2(a) and Section 1.4(a) of this Agreement (with respect to F-Prime), and this clause (i) shall not be amended or waived without the written consent of F-Prime, (ii) Section 1.2(b)(i) and Section 1.4(a) of this Agreement (with respect to PFM) and this clause (ii) shall not be amended or waived without the written consent of PFM, (iii) Section 1.2(b)(ii) and Section 1.4(a) of this Agreement (with respect to Ridgeback), and this clause (iii) shall not be amended or waived without the written consent of Ridgeback, (iv) the rights of Farallon under Section 1.2(b) and Section 1.4(a) of this Agreement (with respect to Farallon), and this clause (iv) shall not be amended or waived without the written consent of Farallon, (v) Section 1.2(c) of this Agreement and this clause (v) may not be amended, terminated or waived without the prior written consent of the holders of a majority of the shares of Common Stock, (vi) Section 1.2(d) of this Agreement and this clause (vi) shall not be amended, terminated or waived without the prior written consent of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis, and the approval of a majority of the Directors then in office, provided, however, that the right to approve the initial appointment of the Independent Directors shall not amended, terminated or waived without the approval of a majority of the Preferred Directors then in office, and (vii) Section 1.4(a)(i)(B) of this Agreement and this clause (vii) shall not be amended, terminated or waived without the prior written consent of the holders of a majority of the shares of Common Stock and Preferred Stock, voting together as a single class on an as-converted to Common Stock basis and the approval of a majority of the Directors then in office;

(f) Section 3 and Section 3.4 of this Agreement shall not be amended or waived without the written consent of (i) the holders of a majority of the Series B Preferred Stock, voting together as a single class, and (ii) the holders of at least two-thirds (2/3rds) of the Series C Preferred Stock, voting together as a single class; provided, however, that the consent of the holders of the Series B Preferred Stock or the holders of the Series C Preferred Stock, respectively, shall not be required for any amendment, modification, termination or waiver if such amendment, modification, termination, or waiver is not directly applicable to the rights of the holders of the Series B Preferred Stock or the holders of the Series C Preferred Stock, as the case may be; and

(g) Section 3.3A(x)(i), Section 3.3(g) (with respect to AbbVie) and this clause (g) (with respect to AbbVie) shall not be amended, terminated, or waived without the written consent of AbbVie Inc.; Section 3.3A(x)(ii) and this clause (g) (with respect to Genus) shall not be amended, terminated, or waived without the written consent of Pig Improvement Company UK Limited; Section 3.3A(x)(iii) and this clause (g) (with respect to Corteva) shall not be amended, terminated, or waived without the written consent of Corteva; and Section 3.3A(x)(iv) and this clause (g) (with respect to Novartis) shall not be amended, terminated, or waived without the written consent of Novartis.

The Company shall give prompt written notice of any amendment, termination, or waiver hereunder to any party that did not consent in writing thereto. Any amendment, termination or waiver effected in accordance with this Section 6.8 shall be binding on each party and all of such party’s successors and permitted assigns, whether or not any such party, successor or assignee entered into or approved such amendment, termination or waiver. For purposes of this Section 6.8, the requirement of a written instrument may be satisfied in the form of an action by written consent of the Stockholders circulated by the Company and executed by the Stockholder parties specified, whether or not such action by written consent makes explicit reference to the terms of this Agreement.

6.9. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default previously or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

6.10. Severability. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

6.11. Entire Agreement. Upon the effectiveness of this Agreement, the Prior Agreement shall be deemed amended and restated to read in its entirety as set forth in this Agreement. This Agreement (including the Exhibits hereto), and the Restated Certificate and the other Transaction Agreements (as defined in the Purchase Agreement) constitute the full and entire understanding and agreement between the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled.

6.12. Legend on Share Certificates. Each certificate representing any Shares issued after the date hereof shall be endorsed by the Company with a legend reading substantially as follows:

“THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, (A COPY OF WHICH MAY BE OBTAINED UPON WRITTEN REQUEST FROM THE COMPANY), AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON ACCEPTING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF THAT VOTING AGREEMENT, INCLUDING CERTAIN RESTRICTIONS ON TRANSFER AND OWNERSHIP SET FORTH THEREIN.”

The Company, by its execution of this Agreement, agrees that it will cause the certificates evidencing the Shares issued after the date hereof to bear the legend required by this Section 6.12 of this Agreement, and it shall supply, free of charge, a copy of this Agreement to any holder of a certificate evidencing Shares upon written request from such holder to the Company at its principal office. The parties to this Agreement do hereby agree that the failure to cause the certificates evidencing the Shares to bear the legend required by this Section 6.12 herein and/or the failure of the Company to supply, free of charge, a copy of this Agreement as provided hereunder shall not affect the validity or enforcement of this Agreement.

6.13. Stock Splits, Stock Dividends, etc. In the event of any issuance of Shares of the Company’s voting securities hereafter to any of the Stockholders (including, without limitation, in connection with any stock split, stock dividend, recapitalization, reorganization, or the like), such Shares shall become subject to this Agreement and shall be endorsed with the legend set forth in Section 6.12.

6.14. Manner of Voting. The voting of Shares pursuant to this Agreement may be effected in person, by proxy, by written consent or in any other manner permitted by applicable law. For the avoidance of doubt, voting of the Shares pursuant to the Agreement need not make explicit reference to the terms of this Agreement.

6.15. Further Assurances. At any time or from time to time after the date hereof, the parties agree to cooperate with each other, and at the request of any other party, to execute and deliver any further instruments or documents and to take all such further action as the other party may reasonably request in order to evidence or effectuate the consummation of the transactions contemplated hereby and to otherwise carry out the intent of the parties hereunder.

6.16. Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the jurisdiction of the state courts of Delaware and to the jurisdiction of the United States District Court for the District of Delaware for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except in the state courts of Delaware or the United States District Court for the District of Delaware, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court.

WAIVER OF JURY TRIAL: EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION DOCUMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

6.17. Costs of Enforcement. If any party to this Agreement seeks to enforce its rights under this Agreement by legal proceedings, the non-prevailing party shall pay all costs and expenses incurred by the prevailing party, including, without limitation, all reasonable attorneys’ fees.

6.18. Aggregation of Stock. All Shares held or acquired by a Stockholder and/or its Affiliates shall be aggregated together for the purpose of determining the availability of any rights under this Agreement, and such Affiliated Persons may apportion such rights as among themselves in any manner they deem appropriate.

6.19. Spousal Consent. If any individual Stockholder is married on the date of this Agreement and resides in a community property state, such Stockholder’s spouse shall execute and deliver to the Company a consent of spouse in the form of Exhibit B hereto (“Consent of Spouse”), effective on the date hereof. Notwithstanding the execution and delivery thereof, such consent shall not be deemed to confer or convey to the spouse any rights in such Stockholder’s Shares that do not otherwise exist by operation of law or the agreement of the parties. If any individual Stockholder should marry or remarry subsequent to the date of this Agreement, such Stockholder shall within thirty (30) days thereafter obtain his/her new spouse’s acknowledgement of and consent to the existence and binding effect of all restrictions contained in this Agreement by causing such spouse to execute and deliver a Consent of Spouse acknowledging the restrictions and obligations contained in this Agreement and agreeing and consenting to the same.

6.20. Tekla Funds. A copy of the Declaration of Trust, as amended and restated, for each of Tekla Healthcare Investors and Tekla Life Sciences Investors (together, the “Tekla Funds”) is on file with the Secretary of State of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Tekla Funds by an officer or trustee of the Tekla Funds in his or her capacity as an officer or trustee of the Tekla Funds, and not individually and that the obligations of or arising out of this Agreement are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of each of the respective Tekla Funds.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

COMPANY:

CARIBOU BIOSCIENCES, INC.

By:	/s/ Rachel E. Haurwitz
Name:	Rachel E. Haurwitz
Title:	President and Chief Executive Officer

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

PFM HEALTH SCIENCES, LP

By:	/s/ Yuan DuBord
Name:	Yuan DuBord
Title:	Chief Financial Officer

INVESTORS:

PFM HEALTHCARE MASTER FUND, L.P.

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBoard
Title:	Chief Financial Officer

PARTNER INVESTMENTS, L.P.,

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBoard
Title:	Chief Financial Officer

PFM HEALTHCARE GROWTH EQUITY HOLDINGS I, LLC

By: PFM Health Sciences, LP, its investment advisor

By:	/s/ Yuan DuBord
Name:	Yuan DuBoard
Title:	Chief Financial Officer

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

ZONE III HEALTHCARE HOLDINGS, LLC

By: Farallon Capital Management , L.L.C., its Manager

By:	/s/ Philip Dreyfuss
Name:	Philip Dreyfuss
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

RIDGEBACK CAPITAL INVESTMENTS LP
by RIDGEBACK CAPITAL MANAGEMENT LLC its Fund Manager:

By:	/s/ Christian Sheldon
Name:	Christian Sheldon
Title:	COO

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

AbbVie Inc.

By:	/s/ Adam Houghton
Name:	Adam Houghton
Title:	VP & Head, AbbVie Ventures

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

MAVERICK VENTURES INVESTMENT FUND, L.P.

By: Maverick Capital Ventures, LLC, its General Partner
By: Maverick Capital Advisors, L.P., its Manager

By:	/s/ Ginessa Avila
Name:	Ginessa Avila
Title:	Authorized Signatory

MAVERICK ADVISORS FUND, L.P.

By: Maverick Capital Ventures, LLC, its General Partner
By: Maverick Capital Advisors, L.P., its Manager

By:	/s/ Ginessa Avila
Name:	Ginessa Avila
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Adage Capital Partners, LP

By: Adage Capital Partners, GP, LLC, it’s General Partner

By: Adage Capital Advisors, LLC, it’s Managing Member

By:	/s/ Dan Lehan
Name:	Dan Lehan
Title:	Chief Operating Officer

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Monashee Solitario Fund LP

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	COO

DS Liquid Div RVA MON LLC

By:	/s/ Jeff Muller
Name:	Jeff Muller
Title:	COO

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Janus Henderson Capital Funds plc on behalf of its series Janus Henderson Global Life Sciences Fund

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

Janus Henderson Biotech Innovation Master Fund Limited

By: Janus Capital Management LLC, its investment advisor

By:	/s/ Andrew Acker
Name:	Andrew Acker
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

LLS TAP, LLC

By:	/s/ Louis DeGennaro
Name:	Louis DeGennaro
Title:	President & CEO

By:	/s/ Gordon Miller
Name:	Gordon Miller
Title:	EVP & CFO

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

AngelList-Cces-Fund, a series of AngelList-JR-Funds, LLC

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

AngelList-Cces-PR-Fund, a series of AngelList-JR-Funds, LLC

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Central Valley Administrators, Inc.

By:	/s/ Richard Merkin
Name:	Richard Merkin
Title:	President

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

CAROLEM CAPITAL LLC

By:	/s/ Michael Karlin
Name:	Michael Karlin
Title:	Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

NRG CAPITAL HOLDINGS LLC

By:	/s/ Michael Karlin
Name:	Michael Karlin
Title:	Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Tekla Healthcare Investors*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Healthcare Investors is the designation of the Trustees for the time being under an Amended & Restated Declaration of Trust dated April 21, 1987, as amended, and all persons dealing with Tekla Healthcare Investors must look solely to the trust property for the enforcement of any claim against Tekla Healthcare Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Healthcare Investors.

Tekla Life Sciences Investors*

By:	/s/ Daniel R. Omstead
Name:	Daniel R. Omstead
Title:	President

*

The name Tekla Life Sciences Investors is the designation of the Trustees for the time being under a Declaration of Trust dated February 20, 1992, as amended, and all persons dealing with Tekla Life Sciences Investors must look solely to the trust property for the enforcement of any claim against Tekla Life Sciences Investors, as neither the Trustees, officers nor shareholders assume any personal liability for the obligations entered into on behalf of Tekla Life Sciences Investors.

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

PONTIFAX GLOBAL FOOD AND AGRICULTURE TECHNOLOGY FUND, L.P.

By:	/s/ Benjamin Belldegrun
Name:	Benjamin Belldegrun
Title:	Managing Partner

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Point72 Biotech Private Investments, LLC

By:	/s/ Vincent Tortorella
Name:	Vincent Tortorella
Title:	Authorized Signatory

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Jenny Rooke

By:	/s/ Jenny Rooke

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

WS Investment Company, LLC (21A)

By:	/s/ James Terranova
Name:
Title:

WS Investment Company, LLC (2014A)

By:	/s/ James Terranova
Name:
Title:

WS Investment Company, LLC (2015A)

By:	/s/ James Terranova
Name:
Title:

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Pig Improvement UK Limited

By:	/s/ Stephen Wilson
Name:	Stephen Wilson
Title:	CEO

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

James and Jennifer Doudna Cate Living Trust DTD 01/02/2014

By:	/s/ Jennifer Doudna
Name:	Jennifer Doudna
Title:	Trustee

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Rodolphe and Lisa Barrangou

By:	/s/ Rodolphe Barrangou
By:	/s/ Lisa Barrangou

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

James Berger & Marian Feldman

By:	/s/ James Berger

By:	/s/ Marian Feldman

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

E. I. du Pont de Nemours and Company

By:	/s/ George J. Duko
Name:	George J. Duko
Title:	Vice President, Mergers & Acquistions

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

LifeSci Venture Partners II, LP

By:	/s/ Paul Yook
Name:	Paul Yook
Title:	Managing Member

LifeSci Venture Master SPV, LLC

By:	/s/ Paul Yook
Name:	Paul Yook
Title:	Managing Member

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Pacific Continental Investment Company, LLC

By:	/s/ Marc Stridiron
Name:	Marc Stridiron
Title:	Portfolio Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Mintz Levin Special Investments Fund LLC

By:	/s/ Megan N. Gates
Name:	Megan N. Gates
Title:	Member

Mintz Levin Special Investments Fund LLC - Series FY21

By:	/s/ Megan N. Gates
Name:	Megan N. Gates
Title:	Member

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Anterra F&A Ventures I Coöperatief U.A.

By:	/s/ Adam Anders
Name:	Adam Anders
Title:	Director

By:	/s/ Maarten Goossens
Name:	Maarten Goossens
Title:	Director

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

F-PRIME CAPITAL PARTNERS HEALTHCARE FUND IV LP

By: F-Prime Capital Partners Healthcare Advisors Fund IV LP, its General Partner
By: Impresa Holdings LLC, its General Partner
By: Impresa Management LLC, its Managing Member

By:	/s/ Mary Bevelock Pendergast
Name:	Mary Bevelock Pendergast
Title:	Vice President

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Novartis Institutes for BioMedical Research, Inc.

By:	/s/ Scott A. Brown
Name:	Scott A. Brown
Title:	VP CAO

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Zachary A. Robbins Trust dtd December 31, 1987

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Robbins Family Trust of 1986

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Avidity Master Fund LP

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Director

Avidity Capital Fund II LP

By:	/s/ Michael Gregory
Name:	Michael Gregory
Title:	Director

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Lucas Hamilton Robbins Trust dtd November 17, 1997

By:	/s/ Rich Robbins
Name:	Rich Robbins
Title:	Trustee

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

Avego Bioscience Capital, L.P.
By: Avego Bioscience Capital GP, LLC, its general partner

By:	/s/ James Flexner
Name:	James Flexner
Title:	Managing Partner

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

INVUS PUBLIC EQUITIES, L.P.

By:	/s/ Raymond Debbane
Name:	Raymond Debbane
Title:	President of its General Partner

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

CA Fund I, a series of 5 Prime Ventures, LP
By: Fund GP, LLC its General Partner
By: Belltower Fund Group, Ltd. Manager of the General Partner

By:	/s/ Brett Sagan
Name:	Brett Sagan
Title:	Authorized Person

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

INVESTORS:

HEALTHCARE INNOVATION INVESTMENT FUND LLC

By:	/s/ Joseph R. Gentile
Name:	Joseph R. Gentile
Title:	Manager

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

IN WITNESS WHEREOF, the parties have executed this Third Amended and Restated Voting Agreement as of the date first written above.

KEY HOLDER:

By:	/s/ James Berger
James Berger

By:	/s/ Jennifer Doudna
Jennifer Doudna

By:	/s/ Rachel E. Haurwitz
Rachel E. Haurwitz

By:	/s/ Martin Jinek
Martin Jinek

By:
Andrew May

SIGNATURE PAGE TO THIRD AMENDED AND RESTATED VOTING AGREEMENT

SCHEDULE A

INVESTORS

SCHEDULE B

KEY HOLDERS

EXHIBIT A

ADOPTION AGREEMENT

This Adoption Agreement (“Adoption Agreement”) is executed on                     , 20    , by the undersigned (the “Holder”) pursuant to the terms of that certain Third Amended and Restated Voting Agreement, dated as of                 , 2021 (the “Agreement”), by and among the Company and certain of its Stockholders, as such Agreement may be amended or amended and restated hereafter. Capitalized terms used but not defined in this Adoption Agreement shall have the respective meanings ascribed to such terms in the Agreement. By the execution of this Adoption Agreement, the Holder agrees as follows.

1.1 Acknowledgement. Holder acknowledges that Holder is acquiring certain shares of the capital stock of the Company (the “Stock”) or options, warrants or other rights to purchase such Stock (the “Options”), for one of the following reasons (Check the correct box):

☐

as a transferee of Shares from a party in such party’s capacity as an “Investor” bound by the Agreement, and after such transfer, Holder shall be considered an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐

as a transferee of Shares from a party in such party’s capacity as a “Key Holder” bound by the Agreement, and after such transfer, Holder shall be considered a “Key Holder” and a “Stockholder” for all purposes of the Agreement.

☐	as a new Investor in accordance with Section 6.1(a) of the Agreement, in which case Holder will be an “Investor” and a “Stockholder” for all purposes of the Agreement.

☐	in accordance with Section 6.1(b) of the Agreement, as a new party who is not a new Investor, in which case Holder will be a “Stockholder” for all purposes of the Agreement.

1.2 Agreement. Holder hereby (a) agrees that the Stock Options, and any other shares of capital stock or securities required by the Agreement to be bound thereby, shall be bound by and subject to the terms of the Agreement and (b) adopts the Agreement with the same force and effect as if Holder were originally a party thereto.

1.3 Notice. Any notice required or permitted by the Agreement shall be given to Holder at the address or facsimile number listed below Holder’s signature hereto.

HOLDER:

By:
Name and Title of Signatory

Address:

Facsimile Number:

ACCEPTED AND AGREED:

CARIBOU BIOSCIENCES, INC.

By:

Title:

EXHIBIT B

CONSENT OF SPOUSE

I,                     , spouse of                     , acknowledge that I have read the Third Amended and Restated Voting Agreement, dated as of                 , 2021 (the “Agreement”), to which this Consent is attached as Exhibit B and that I know the contents of the Agreement. I am aware that the Agreement contains provisions regarding the voting and transfer of shares of capital stock of the Company that my spouse may own, including any interest I might have therein.

I hereby agree that my interest, if any, in any shares of capital stock of the Company subject to the Agreement shall be irrevocably bound by the Agreement and further understand and agree that any community property interest I may have in such shares of capital stock of the Company shall be similarly bound by the Agreement.

I am aware that the legal, financial and related matters contained in the Agreement are complex and that I am free to seek independent professional guidance or counsel with respect to this Consent. I have either sought such guidance or counsel or determined after reviewing the Agreement carefully that I will waive such right.

Dated:
Name: